SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
December 1. 2006 (November 30, 2006)
Date of Report (Date of earliest event reported)
GOODRICH PETROLEUM CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-7940 (Commission File Number)	76-0466193 (IRS Employer Identification Number)
808 Travis Street, Suite 1320
Houston, Texas 77002
(Address of principal executive offices)
(713) 780-9494
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 30, 2006, Goodrich Petroleum Corporation (the “Company”) issued a press release pursuant to Rule 135c of the Securities Act of 1933 to announce the sale of $125,000,000 aggregate principal amount of its Convertible Senior Notes due 2026 (the “Notes”) to the initial purchaser of the Notes. The Notes will be resold to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Act”). The Company also has granted the initial purchaser a 13-day option to purchase up to an additional $50,000,000 aggregate principal amount of the Notes.
     The press release is attached hereto as Exhibits 99.1.
     On December 1, 2006, the Company announced the pricing of its previously announced sale of the Notes, that were privately offered within the United States to qualified institutional buyers pursuant to Rule 144A under the Act.
     The press release is attached hereto as Exhibits 99.2.
Item 9.01. Financial Statements and Other Exhibits
     (c) Exhibits

Exhibit No.	Description

99.1	Press release issued November 30, 2006.

99.2	Press release issued December 1, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH PETROLEUM CORPORATION (Registrant)
/s/ David R. Looney
David R. Looney
Executive Vice President & Chief Financial Officer

Dated: December 1, 2006

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 30, 2006.

99.2	Press release issued December 1, 2006.